Rule 497(e)

Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF®

(the “Fund”)

Supplement To the Prospectus and Statement of Additional Information

Dated October 19, 2021

Notwithstanding anything to the contrary in the Fund’s Prospectus and Statement of Additional Information, the Fund operates as a diversified investment company and all references to the Fund operating as a non-diversified investment company are hereby deleted or revised as set forth below.

1.	Prospectus – Principal Risks. “Non-Diversification Risk” is hereby deleted from the section entitled “Principal Risks” for the Fund.
2.	Statement of Additional Information – General Description of the Trust and the Fund. The last sentence of the first paragraph is deleted in its entirety and replaced with the following:

This SAI relates to the Fund, which is a diversified series.

Please Keep this Supplement with Your Fund Prospectus and
Statement of Additional Information for Future Reference